UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 8, 2019

PREMIER FINANCIAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Commission file number 000-20908

Kentucky	61-1206757
(State or other jurisdiction of incorporation organization)	(I.R.S. Employer Identification No.)

2883 Fifth Avenue Huntington, West Virginia	25702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (304) 525-1600

Not Applicable
Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PFBI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

PREMIER FINANCIAL BANCORP, INC,

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01  Entry into a Material Definitive Agreement

On July 8, 2019, Premier Financial Bancorp, Inc. (“Premier”) and its wholly owned subsidiary Citizens Deposit Bank and Trust, Inc. (“Citizens”) entered into a material definitive merger agreement (the “Merger Agreement”) with The First National Holding Company of Jackson (“FNHC”) and its wholly owned subsidiary The First National Bank of Jackson (“Jackson”), a national bank headquartered in Jackson, Kentucky whereby Citizens will purchase Jackson for approximately $14,784,000 in cash.

Under terms of the Merger Agreement, Citizens will purchase all the shares of Jackson common stock for an amount equal to Jackson’s total shareholder equity at the effective time, subject to certain adjustments, and will subsequently merge Jackson with and into Citizens.  The total transaction value is currently estimated to be $14,784,000.  The transaction, which is subject to satisfaction of various contractual conditions, requires approval by bank regulatory agencies and the shareholders of FNHC and Jackson, is anticipated to close sometime in the fourth quarter of 2019 with a systems conversion anticipated to be completed soon thereafter.

The Merger Agreement provides that just prior to the Effective Time of the merger, FNHC will merge with and into Jackson.  Jackson will then at the Effective Time merge with and into Citizens.

The foregoing summary of certain provisions of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement attached hereto as Exhibit 2.1.

Item 7.01.  Regulation FD Disclosure

On July 9, 2019, Premier issued a press release announcing agreement to purchase The First National Bank of Jackson.  The text of that press release is included as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibit 2.1 – Agreement and Plan of Merger by and among Citizens Deposit Bank and Trust, Inc., Premier Financial Bancorp, Inc., The First National Holding Company of Jackson and The First National Bank of Jackson dated July 8, 2019.

(c) Exhibit 99.1 - Press Release dated July 9, 2019 captioned “Premier Financial Bancorp, Inc. Announces Agreement to Purchase The First National Bank of Jackson.”.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER FINANCIAL BANCORP, INC.
(Registrant)

/s/ Brien M. Chase________________________
Date: July 10, 2019                         Brien M. Chase, Senior Vice President
  and Chief Financial Officer